                                                                    EXHIBIT 99.1

1 Becton Drive
Franklin Lakes, NJ 07417
tel:201.847.4000
fax:201.847.6692
www.bd.com


News Release
                                                         [LOGO] BD
                                                                Indispensable to
                                                                human health


Contact:
-------
Camilla Jenkins / Media Relations - 201-847-5369
Dean Paranicas / Investor Relations - 201-847-7102



                  BD ANNOUNCES RESULTS FOR FISCAL THIRD QUARTER

             Quarter And Full Year Outlook In Line With Expectations

Franklin Lakes, NJ (July 18, 2001) - BD (Becton, Dickinson and Company) (NYSE:BDX) today reported revenues of $954 million for the third quarter ended June 30, 2001, an increase of 4 percent over the same period a year ago. At constant foreign exchange rates, revenues increased 7 percent.

Diluted earnings per share were 46 cents for the third quarter, compared with 43 cents for the prior year's quarter. Last year's reported earnings included a gain from the sale of an equity investment, offset in part by charges related to the acquisition of in-process research and development and the write-down of an asset held for sale. Excluding these items, earnings per share for the prior year would have been 40 cents.

"We are pleased with our continuing sales growth, led globally by BD Biosciences and in the U.S. by our safety-engineered products," said Edward J. Ludwig, president and chief executive officer. "This performance, along with our ongoing control over spending, has resulted in an increase in our operating margin for the year."

Mr. Ludwig confirmed that the Company remains on track to achieve earnings per share of approximately 50 cents in the fourth quarter, prior to the adoption of Securities and Exchange Commission Staff Accounting Bulletin No. 101.

In the Medical Systems segment, worldwide revenues of $523 million increased 2 percent for the quarter, or 5 percent at constant foreign exchange rates. Contributing to this segment's revenue growth was an increase in U.S. Consumer Health Care revenues of approximately 11 percent due primarily to sales of insulin syringes, reflecting the impact of longstanding incentive programs offered by the Company in the drug wholesaler channel. Beginning in the fourth quarter, the Company intends to redirect its promotional efforts toward sustaining its branded syringe sales at the retail level and toward development of the U.S. pen needle market. These activities are expected to result in lower Consumer Health Care sales in the fourth quarter.

In the Clinical Laboratory Solutions segment, worldwide revenues increased 6 percent to $284 million, or 8 percent at constant foreign exchange rates.

Both segments benefited from strong sales of advanced protection devices. U.S. sales of safety-engineered products were $66 million for Medical Systems, representing an increase of 41 percent versus the prior year's quarter, and $43 million for Clinical Laboratory Solutions, representing an increase of 65 percent versus the prior year's quarter.

Revenues for the Biosciences segment grew 11 percent to $147 million. At constant foreign exchange rates, revenues increased 13 percent. Both product groups contributed to this growth.

On a geographic basis, third quarter revenues in the United States increased 9 percent to $525 million. Revenues outside the United States of $429 million decreased 1 percent, or increased 5 percent at constant foreign exchange rates. Revenues for the quarter and year to date were adversely impacted by economic conditions in Latin America, and by a further decline in sales performance in Asia Pacific.

Nine-Month Results
------------------

For the nine-month period ended June 30, 2001, reported revenues were $2.759 billion, a 2 percent increase over $2.698 billion a year ago, or 6 percent at constant foreign exchange rates. Diluted earnings per share for the nine-month period were $1.13.

BD is a medical technology company that manufactures and sells a broad range of supplies, devices and systems for use by healthcare professionals, medical research institutions, industry and the general public.

This press release may contain certain forward-looking statements (as defined under Federal securities laws) regarding the Company's performance, including future revenues, products and income, or events or developments that the Company expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of the Company and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. Factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to: competitive factors; pricing and market share pressures; uncertainties of litigation; the Company's ability to achieve sales and earnings forecasts, which are based on sales volume and product mix assumptions, to achieve its cost savings objectives, and to achieve anticipated synergies and other cost savings in connection with acquisitions; changes in regional, national or foreign economic conditions; increases in energy costs; fluctuations in costs and availability of raw materials and in the Company's ability to maintain favorable supplier arrangements and relationships; changes in interest or foreign currency exchange rates; delays in product introductions; and changes in health care or other governmental regulation, as well as other factors discussed in this press release and in the Company's filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements.

                                       ###

BD's news releases can be found on its website at www.bd.com or through Business Wire at www.businesswire.com. A conference call with analysts regarding this
        --------------------
news release will be broadcast live on BD's website at 8:30 a.m. EDT Thursday, July 19, 2001, and will be available for replay at www.bd.com through
                                                   ----------
July 25, 2001.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)


                                        Three Months Ended June 30,
                                      2001          2000     % Change
----------------------------------------------------------------------

REVENUES                            $954,192      $914,140       4.4

Cost of products sold                475,305       453,838       4.7
Selling and administrative           248,709       248,773         -
Research and development              53,105        60,202     (11.8)

----------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                    777,119       762,813       1.9
----------------------------------------------------------------------

OPERATING INCOME                     177,073       151,327      17.0

Interest expense, net                (13,155)      (17,564)    (25.1)
Gains on investments, net                  -        31,766        NM
Other expense, net                      (367)       (4,021)    (90.9)
----------------------------------------------------------------------
INCOME BEFORE
     INCOME TAXES                    163,551       161,508       1.3

Income tax provision                  39,252        47,090     (16.6)
----------------------------------------------------------------------

NET INCOME                          $124,299      $114,418       8.6
----------------------------------------------------------------------

EARNINGS PER SHARE

     Basic                          $   0.48      $   0.45       6.7
     Diluted                        $   0.46      $   0.43       7.0
----------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

     Basic                           258,086       252,904
     Diluted                         269,653       263,659
----------------------------------------------------------------------

NM - Not Meaningful

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)


                                         Nine Months Ended June 30,
                                    2001            2000         % Change
--------------------------------------------------------------------------
REVENUES                         $2,758,628      $2,698,436         2.2

Cost of products sold             1,411,867       1,377,776         2.5
Selling and administrative          725,913         726,674        (0.1)
Research and development            160,329         171,120        (6.3)

--------------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                 2,298,109       2,275,570         1.0
--------------------------------------------------------------------------

OPERATING INCOME                    460,519         422,866         8.9

Interest expense, net               (47,717)        (60,320)      (20.9)
Gains on investments, net                 -          64,925          NM
Other (expense) income, net         (13,746)            893          NM
--------------------------------------------------------------------------

INCOME BEFORE
        INCOME TAXES                399,056         428,364        (6.8)

Income tax provision                 95,773         119,481       (19.8)
--------------------------------------------------------------------------

NET INCOME                       $  303,283      $  308,883        (1.8)
--------------------------------------------------------------------------

EARNINGS PER SHARE

     Basic                       $     1.17      $     1.22        (4.1)
     Diluted                     $     1.13      $     1.17        (3.4)
--------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

     Basic                          256,513         252,093
     Diluted                        268,357         263,192
--------------------------------------------------------------------------

NM - Not Meaningful

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
(Unaudited; Amounts in thousands)


                                   Three Months Ended June 30,
                                   2001       2000   % Change
                                 ------------------------------
MEDICAL SYSTEMS
---------------

   United States                 $271,113    $249,407     8.7
   International                  251,985     262,775    (4.1)
---------------------------------------------------------------
TOTAL                            $523,098    $512,182     2.1
---------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
-----------------------------

   United States                 $168,757    $153,023    10.3
   International                  115,658     116,357    (0.6)
---------------------------------------------------------------
TOTAL                            $284,415    $269,380     5.6
---------------------------------------------------------------

BIOSCIENCES
-----------

   United States                 $ 84,858    $ 78,971     7.5
   International                   61,821      53,607    15.3
---------------------------------------------------------------
TOTAL                            $146,679    $132,578    10.6
---------------------------------------------------------------

TOTAL REVENUES
--------------

   United States                 $524,728    $481,401     9.0
   International                  429,464     432,739    (0.8)
---------------------------------------------------------------
TOTAL                            $954,192    $914,140     4.4
---------------------------------------------------------------



                                      Nine Months Ended June 30,
                                    2001         2000     % Change
                                ------------------------------------

MEDICAL SYSTEMS
---------------

   United States                 $  724,074    $  688,032     5.2
   International                    744,296       776,085    (4.1)
--------------------------------------------------------------------
TOTAL                            $1,468,370    $1,464,117     0.3
--------------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
-----------------------------

   United States                 $  504,161    $  473,973     6.4
   International                    355,566       360,439    (1.4)
--------------------------------------------------------------------
TOTAL                            $  859,727    $  834,412     3.0
--------------------------------------------------------------------

BIOSCIENCES
-----------

   United States                 $  238,349    $  227,594     4.7
   International                    192,182       172,313    11.5
--------------------------------------------------------------------
TOTAL                            $  430,531    $  399,907     7.7
--------------------------------------------------------------------

TOTAL REVENUES
--------------

   United States                 $1,466,584    $1,389,599     5.5
   International                  1,292,044     1,308,837    (1.3)
--------------------------------------------------------------------
TOTAL                            $2,758,628    $2,698,436     2.2
--------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Three Months Ended June 30,
(Unaudited; Amounts in thousands)


                                          United States
                               ----------------------------------
                                   2001         2000    % Change
                               ----------------------------------

MEDICAL SYSTEMS
---------------
   Medical Surgical              $159,871    $148,834      7.4
   Consumer Health Care            88,511      79,586     11.2
   Pharmaceutical Systems          15,772      13,616     15.8
   Ophthalmic Systems               6,959       7,371     (5.6)
-----------------------------------------------------------------
TOTAL                            $271,113    $249,407      8.7
-----------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
-----------------------------
   Preanalytical Solutions       $ 86,896    $ 73,062     18.9
   Diagnostic Systems              81,861      79,961      2.4
-----------------------------------------------------------------
TOTAL                            $168,757    $153,023     10.3
-----------------------------------------------------------------

BIOSCIENCES
-----------
   Immunocytometry & Reagents    $ 59,554    $ 57,302      3.9
   Discovery Labware               25,304      21,669     16.8
-----------------------------------------------------------------
TOTAL                            $ 84,858    $ 78,971      7.5
-----------------------------------------------------------------

TOTAL UNITED STATES              $524,728    $481,401      9.0
-----------------------------------------------------------------


                                             International
                                 ------------------------------------
                                    2001          2000      % Change
                                 ------------------------------------

MEDICAL SYSTEMS
---------------

   Medical Surgical              $141,077      $151,123       (6.6)
   Consumer Health Care            45,106        52,092      (13.4)
   Pharmaceutical Systems          59,863        54,085       10.7
   Ophthalmic Systems               5,939         5,475        8.5
---------------------------------------------------------------------
TOTAL                            $251,985      $262,775       (4.1)
---------------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
-----------------------------
   Preanalytical Solutions       $ 59,578      $ 59,576          -
   Diagnostic Systems              56,080        56,781       (1.2)
---------------------------------------------------------------------
TOTAL                            $115,658      $116,357       (0.6)
---------------------------------------------------------------------

BIOSCIENCES
-----------
   Immunocytometry & Reagents    $ 46,632      $ 38,178       22.1
   Discovery Labware               15,189        15,429       (1.6)
---------------------------------------------------------------------
TOTAL                            $ 61,821      $ 53,607       15.3
---------------------------------------------------------------------

TOTAL INTERNATIONAL              $429,464      $432,739       (0.8)
---------------------------------------------------------------------


                                               Total
                                 ----------------------------------
                                    2001         2000     % Change
                                 ----------------------------------
MEDICAL SYSTEMS
---------------
   Medical Surgical              $300,948     $299,957       0.3
   Consumer Health Care           133,617      131,678       1.5
   Pharmaceutical Systems          75,635       67,701      11.7
   Ophthalmic Systems              12,898       12,846       0.4
-------------------------------------------------------------------
TOTAL                            $523,098     $512,182       2.1
-------------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS

   Preanalytical Solutions       $146,474     $132,638      10.4
   Diagnostic Systems             137,941      136,742       0.9
-------------------------------------------------------------------
TOTAL                            $284,415     $269,380       5.6
-------------------------------------------------------------------

BIOSCIENCES
-----------

   Immunocytometry & Reagents    $106,186     $ 95,480      11.2
   Discovery Labware               40,493       37,098       9.2
-------------------------------------------------------------------
TOTAL                            $146,679     $132,578      10.6
-------------------------------------------------------------------

TOTAL REVENUES                   $954,192     $914,140       4.4
-------------------------------------------------------------------


                                         FX Neutral % Growth
                                 --------------------------------
                                    International          Total
                                 -----------------  -------------
MEDICAL SYSTEMS
---------------
   Medical Surgical                   (1.8)                2.8
   Consumer Health Care               (9.0)                3.2
   Pharmaceutical Systems              16.5               16.3
   Ophthalmic Systems                  13.9                2.7
-----------------------------------------------------------------
TOTAL                                   0.9                4.7
-----------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
-----------------------------
   Preanalytical Solutions              5.5               12.9
   Diagnostic Systems                   4.2                3.2
-----------------------------------------------------------------
TOTAL                                   4.9                8.0
-----------------------------------------------------------------

BIOSCIENCES
-----------
   Immunocytometry & Reagents          28.1               13.6
   Discovery Labware                    4.5               11.7
-----------------------------------------------------------------
TOTAL                                  21.3               13.1
-----------------------------------------------------------------

TOTAL                                   4.5                6.9
-----------------------------------------------------------------

BECTON DICKINSON AND COMPANY
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Nine Months Ended June 30,
(Unaudited; Amounts in thousands)


                                              United States
                                 -------------------------------------
                                     2001           2000     % Change
                                 -------------------------------------

MEDICAL SYSTEMS
---------------
   Medical Surgical              $  452,076     $  422,416      7.0
   Consumer Health Care             212,147        210,843      0.6
   Pharmaceutical Systems            38,464         33,424     15.1
   Ophthalmic Systems                21,387         21,349      0.2
----------------------------------------------------------------------
TOTAL                            $  724,074     $  688,032      5.2
----------------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
-----------------------------
   Preanalytical Solutions       $  249,965     $  220,539     13.3
   Diagnostic Systems               254,196        253,434      0.3
----------------------------------------------------------------------
TOTAL                            $  504,161     $  473,973      6.4
----------------------------------------------------------------------

BIOSCIENCES
-----------
   Immunocytometry & Reagents    $  171,380     $  167,730      2.2
   Discovery Labware                 66,969         59,864     11.9
----------------------------------------------------------------------
TOTAL                            $  238,349     $  227,594      4.7
----------------------------------------------------------------------

TOTAL UNITED STATES              $1,466,584     $1,389,599      5.5
----------------------------------------------------------------------


                                                International
                                 --------------------------------------
                                     2001           2000      % Change
                                 --------------------------------------

MEDICAL SYSTEMS
---------------
   Medical Surgical              $  422,755     $  452,971      (6.7)
   Consumer Health Care             141,289        151,503      (6.7)
   Pharmaceutical Systems           163,185        155,458       5.0
   Ophthalmic Systems                17,067         16,153       5.7
-----------------------------------------------------------------------
TOTAL                            $  744,296     $  776,085      (4.1)
-----------------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
-----------------------------
   Preanalytical Solutions       $  179,279     $  183,727      (2.4)
   Diagnostic Systems               176,287        176,712      (0.2)
-----------------------------------------------------------------------
TOTAL                            $  355,566     $  360,439      (1.4)
-----------------------------------------------------------------------

BIOSCIENCES
-----------
   Immunocytometry & Reagents    $  146,516     $  126,085      16.2
   Discovery Labware                 45,666         46,228     (1.2)
-----------------------------------------------------------------------
TOTAL                            $  192,182     $  172,313      11.5
-----------------------------------------------------------------------

TOTAL INTERNATIONAL              $1,292,044     $1,308,837     (1.3)
-----------------------------------------------------------------------


                                                 Total
                                 --------------------------------------
                                     2001           2000     % Change
                                 --------------------------------------

MEDICAL SYSTEMS
---------------
   Medical Surgical              $  874,831     $  875,387     (0.1)
   Consumer Health Care             353,436        362,346     (2.5)
   Pharmaceutical Systems           201,649        188,882       6.8
   Ophthalmic Systems                38,454         37,502       2.5
-----------------------------------------------------------------------
TOTAL                            $1,468,370     $1,464,117       0.3
-----------------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
-----------------------------
   Preanalytical Solutions       $  429,244     $  404,266       6.2
   Diagnostic Systems               430,483        430,146       0.1
-----------------------------------------------------------------------
TOTAL                            $  859,727     $  834,412       3.0
-----------------------------------------------------------------------

BIOSCIENCES
-----------
   Immunocytometry & Reagents    $  317,896     $  293,815       8.2
   Discovery Labware                112,635        106,092       6.2
-----------------------------------------------------------------------
TOTAL                            $  430,531     $  399,907       7.7
-----------------------------------------------------------------------

TOTAL REVENUES                   $2,758,628     $2,698,436       2.2
-----------------------------------------------------------------------


                                        FX Neutral % Growth
                                 ---------------------------------
                                   International          Total
                                 -----------------  --------------

MEDICAL SYSTEMS
---------------
   Medical Surgical                   (0.7)                3.1
   Consumer Health Care                0.4                 0.5
   Pharmaceutical Systems             15.7                15.6
   Ophthalmic Systems                 14.3                 6.2
------------------------------------------------------------------
TOTAL                                  3.1                 4.1
------------------------------------------------------------------

CLINICAL LABORATORY SOLUTIONS
-----------------------------
   Preanalytical Solutions             5.5                 9.8
   Diagnostic Systems                  6.9                 3.0
------------------------------------------------------------------
TOTAL                                  6.2                 6.3
------------------------------------------------------------------

BIOSCIENCES
-----------
   Immunocytometry & Reagents         26.3                12.5
   Discovery Labware                   6.3                 9.5
------------------------------------------------------------------
TOTAL                                 20.9                11.7
------------------------------------------------------------------

TOTAL                                  6.3                 5.9
------------------------------------------------------------------